EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 21, 2008, among WESTLAKE CHEMICAL CORPORATION (“Westlake”) and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, “Borrowers”), Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the “Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the “Credit Agreement”), among Borrowers, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement and all Section references herein are to Sections in the Credit Agreement.

RECITALS

A. Borrowers have requested that Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, amending the definition of Fixed Charges.

B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendment to Credit Agreement. The definition of “Fixed Charges” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Fixed Charges” means, with respect to any fiscal period of the Loan Parties on a consolidated basis, without duplication, (a) interest expense, (b) Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt, and further excluding up to $75,000,000 of Capital Expenditures made by the Loan Parties from April 1, 2006, through and including March 31, 2007, (c) scheduled principal payments of Debt, prepayments and unscheduled payments (except in connection with a permitted refinancing, replacement, or defeasance) of Debt (other than the Fixed Asset Loan), (d) payments on any deferred payment plan for insurance premiums permitted pursuant to Section 7.13(j), (e) cash Distributions paid by any Loan Party to Persons other than Westlake and its Subsidiaries, and (f) Federal, state, local, and foreign income taxes, excluding deferred taxes. Except as set forth below, the following shall be excluded from Fixed Charges: (x) prepayment of up to $275,000,000 of the Bond Debt and (y) on or after January 1, 2008, so long as at least $247,000,000 principal amount of the Bond Debt is outstanding, an amount not exceeding $255,000,000 in the aggregate of the sum of the following: (i) Capital Expenditures made by the Loan Parties on a consolidated basis, but not exceeding $60,000,000 in each of the fiscal years of Westlake ending December 31, 2008, December 31, 2009, and December 31, 2010, respectively, and (ii) Distributions on the capital stock of Westlake. Notwithstanding the foregoing, for purposes of: (a) the calculation of the Fixed Charge Coverage Ratio as used in the calculation of Applicable Margin, (b) the calculation of Fixed Charge Coverage Ratio as used in the determination of certain required prepayments pursuant to Section 7.14(c)(iii) hereof, and (c) calculation of Pro Forma Fixed Charge Ratio as used in the determination of a permitted Acquisition pursuant to Section 7.26(i) hereof, the amounts described in this subparagraph (y) shall not be excluded.

Paragraph 2. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which:

(a) the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, the Agent, and the Required Lenders;

(b) all representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the date hereof as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date;

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) Borrowers shall have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney Costs of the Agent on the Effective Date.

Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment, and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed. The receipt of each Guarantor’s consent and acknowledgement hereunder shall not constitute a requirement that the Agent and Lenders obtain such consent or acknowledgement in connection with any other amendment, modification, or waiver of any term or provision of any Loan Documents.

Paragraph 4. Representations. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) no Default or Event of Default exists, (c) the attachments to, and the certifications made in, the Officer’s Certificates most recently executed and delivered to the Agent and Lenders by each Borrower and Guarantor, have not been modified or amended, remain in full force and effect, and are hereby ratified and confirmed, and (d) the execution, delivery, and performance of this Amendment have been duly authorized by all necessary partnership, limited liability company, and corporate action and this Amendment constitutes the valid and binding obligation of each of them.

Paragraph 5. Fees and Expenses. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Agent in connection with this Amendment, including, without limitation, Attorney Costs of the Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 6. Waiver. Each Loan Party (a) acknowledges and agrees that, as of the date hereof, it has no actual or potential claim or cause of action against the Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (b) waives and releases any right to assert such claim or cause of action to the extent based on actions or events occurring on or before the date hereof.

Paragraph 7. Miscellaneous.

7.1 This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 8. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Amendment binds and inures to Borrowers, Guarantors, the Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ David T. Knoblauch

Name:	David T. Knoblauch
Title:	Senior Vice President

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Alison P. Trapp

Name:	Alison P. Trapp

Title:	Duly Authorized Signatory

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Jang Kim

Name:	Jang Kim

Title:	Vice President

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul R. Frank

Name:	Paul R. Frank

Title:	Vice President

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Juan Barrera

Name:	Juan Barrera

Title:	Vice President

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ David B. Julie

Name:	David B. Julie

Title:	Associate Director

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:	/s/ Denise Alvarez

Name:	Denise Alvarez

Title:	Vice President

By:	/s/ James Neira

Name:	James Neira

Title:	Associate

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marguerite Sutton

Name:	Marguerite Sutton

Title:	Director

By:	/s/ Enrique Landaeta

Name:	Enrique Landaeta

Title:	Vice President

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWERS AND GUARANTORS:

WESTLAKE CHEMICAL CORPORATION,

a Delaware corporation

WESTLAKE PVC CORPORATION,

a Delaware corporation

WESTLAKE VINYLS, INC.,

a Delaware corporation

NORTH AMERICAN BRISTOL CORPORATION,

a Delaware corporation

By:	/s/ Albert Chao

Albert Chao
President of the above Borrowers

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

NORTH AMERICAN PIPE CORPORATION,

a Delaware corporation

VAN BUREN PIPE CORPORATION,

a Delaware corporation

WESTECH BUILDING PRODUCTS, INC.,

a Delaware corporation

WESTECH PROFILES LIMITED,

a Delaware corporation

By:	/s/ Wayne D. Morse

Wayne D. Morse
President of the above Borrowers

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WESTLAKE VINYLS COMPANY LP, a Delaware limited partnership

By:	GVGP, Inc., its general partner

	By:	/s/ Albert Chao

Albert Chao
President of the general partner of the above Borrower

WESTLAKE PETROCHEMICALS LLC, a Delaware limited liability company

WESTLAKE POLYMERS LLC, a Delaware limited liability company

WESTLAKE STYRENE LLC, a Delaware limited liability company

WPT LLC, a Delaware limited liability company

By:	Westlake Chemical Investments, Inc., its manager

By:	/s/ Albert Chao

Albert Chao
President of the manager of the above Borrowers

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

GVGP, INC., a Delaware corporation

WESTLAKE CHEMICAL INVESTMENTS, INC.,

a Delaware corporation

WESTLAKE ETHYLENE PIPELINE CORPORATION,

a Delaware corporation

WESTLAKE MANAGEMENT SERVICES, INC.,

a Delaware corporation

WESTLAKE OLEFINS CORPORATION,

a Delaware corporation

WESTLAKE RESOURCES CORPORATION,

a Delaware corporation

WESTLAKE VINYL CORPORATION,

a Delaware corporation

WESTLAKE SUPPLY AND TRADING COMPANY,

a Delaware corporation

WESTLAKE NG I CORPORATION,

a Delaware corporation

WESTLAKE LONGVIEW CORPORATION,

a Delaware corporation

By:	/s/ Albert Chao

Albert Chao
President of the above Guarantors

Signature Page to that certain Seventh Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GEISMAR HOLDINGS, INC., a Delaware corporation WESTLAKE DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ R. Michael Looney

R. Michael Looney
President of the above Guarantors